                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K/A


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                August 28, 1996



                  MOUNTASIA ENTERTAINMENT INTERNATIONAL, INC.
                        5895 Windward Parkway, Suite 220
                           Alpharetta, GA 30202-4182


                                    0-22458
                                    -------
                             Commission File Number





GEORGIA                                                    58-194 379
- -------                                                    ----------
                                                   (I.R.S. Employment I.D. No.)





       Registrant's Telephone number, including area code: (770) 442-6640





Form 8-K
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Item 7           FINANCIAL STATEMENTS AND EXHIBITS


                 (c)      Exhibits

                          1. "Purchase and Sale Agreement" by and among Family Fun Entertainment, Inc., Family Entertainment Funding, L.P., and Mountasia Entertainment International, Inc. dated April 3, 1996.

                          2. "Letter Agreement Concerning Closing" by and among Family Fun Entertainment, Inc., Family Entertainment Funding, L.P., and Mountasia Entertainment International, Inc. dated April 3, 1996.

                          3. Letter agreement by and among Family Fun Entertainment, Inc., Family Entertainment Funding, L.P., and Mountasia Entertainment International, Inc. dated April 19, 1996.

                          4. "Purchase and Sale Agreement" by and among the sole shareholders of Amusement Co., Inc., Amusement Co. Partners, Inc., Capital Trust Investments Limited and Mountasia Entertainment International, Inc. dated April 3, 1996.

                          5. "Letter Agreement Concerning Closing" by and among the sole shareholders of Amusement Co., Inc., Amusement Co. Partners, Inc., Capital Trust Investments Limited and Mountasia Entertainment International, Inc. dated April 3, 1996.

                          6. Letter agreement by and among the sole shareholders of Amusement Co., Inc., Amusement Co. Partners, Inc., Capital





Form 8-K
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                                  Trust Investments Limited and Mountasia
                                  Entertainment International, Inc. dated April 19, 1996.

                          7. "Purchase and Sale Agreement" by and between Leisure Funn, Inc. and Mountasia Entertainment International, Inc. dated May 10, 1996.

                          8. "Consulting Agreement" between Mountasia Entertainment International, Inc. and Capital Trust Developments Limited dated April 3, 1996.

                          9. "Closing Agreement" by and among Family Fun Entertainment, Inc., Family Entertainment Funding, L.P., and Mountasia Entertainment International, Inc. dated August 28, 1996.

                          10. "Closing Agreement" by and among the sole shareholders of Amusement Co., Inc., Amusement Co. Partners, Inc., Capital Trust Investments Limited and Mountasia Entertainment International, Inc. dated August 28, 1996.

                          11. "Closing Agreement" by and between Leisure Funn, Inc. and Mountasia Entertainment International, Inc. dated August 28, 1996.

                          12. Form of 9.1% Subordinated Convertible Debenture due January 1, 2002.






Form 8-K
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          MOUNTASIA ENTERTAINMENT
                                          INTERNATIONAL, INC.
                                          (Registrant)




Date: September 13, 1996                  By: /s/ L. Scott Demerau
                                              --------------------
                                              President, Chief Executive Officer





Form 8-K
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                                EXHIBIT INDEX



EXHIBIT NO.      DESCRIPTION
- -----------      -----------
10.1             "Purchase and Sale Agreement" by and among Family Fun Entertainment, Inc., Family Entertainment
                 Funding, L.P., and Mountasia Entertainment International, Inc. dated April 3, 1996.

10.2             "Letter Agreement Concerning Closing" by and among Family Fun Entertainment, Inc., Family
                 Entertainment Funding, L.P., and Mountasia Entertainment International, Inc. dated April 3,
                 1996.

10.3             Letter agreement by and among Family Fun Entertainment, Inc., Family Entertainment Funding,
                 L.P., and Mountasia Entertainment International, Inc. dated April 19, 1996.

10.4             "Purchase and Sale Agreement" by and among the sole shareholders of Amusement Co., Inc.,
                 Amusement Co. Partners, Inc., Capital Trust Investments Limited and Mountasia Entertainment
                 International, Inc. dated April 3, 1996.

10.5             "Letter Agreement Concerning Closing" by and among the sole shareholders of Amusement Co.,
                 Inc., Amusement Co. Partners, Inc., Capital Trust Investments Limited and Mountasia
                 Entertainment International, Inc. dated April 3, 1996.

10.6             Letter agreement by and among the sole shareholders of Amusement Co., Inc., Amusement Co.
                 Partners, Inc., Capital Trust Investments Limited and Mountasia Entertainment International,
                 Inc. dated April 19, 1996.

10.7             "Purchase and Sale Agreement" by and between Leisure Funn, Inc. and Mountasia Entertainment
                 International, Inc. dated May 10, 1996.

10.8             "Consulting Agreement" between Mountasia Entertainment International, Inc. and Capital Trust
                 Developments Limited dated April 3, 1996.

10.9             "Closing Agreement" by and among Family Fun Entertainment, Inc., Family Entertainment Funding,
                 L.P., and Mountasia Entertainment International, Inc. dated August 28, 1996.






Form 8-K
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
10.10            "Closing Agreement" by and among the sole shareholders of Amusement Co., Inc., Amusement Co.
                 Partners, Inc., Capital Trust Investments Limited and Mountasia Entertainment International,
                 Inc. dated August 28, 1996.

10.11            "Closing Agreement" by and between Leisure Funn, Inc. and Mountasia Entertainment
                 International, Inc. dated August 28, 1996.

10.12            Form of 9.1% Subordinated Convertible Debenture due January 1, 2002.





Form 8-K
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